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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 7, 2006

                                   ----------

                               HARTFORD LIFE, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        001-12749                06-1470915
----------------------------   -----------------        ----------------
(State or other jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File Number)           Identification No.)


      Hartford Life, Inc.
      200 Hopmeadow Street
      Simsbury, Connecticut                                  06089
      --------------------------------------------         ---------
      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (860) 547-5000
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 7, 2006, The Hartford Financial Services Group, Inc. ("The Hartford") and its wholly-owned, indirect subsidiary, Hartford Life, Inc. (the "Company"), entered into the First Amendment (the "Amendment") to the $1.6 billion Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of September 7, 2005 (the "Credit Agreement"), among The Hartford, the Company and a syndicate of financial institutions, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A. as syndication agents, and Wachovia Bank, N.A., as Documentation Agent.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by the Amendment.

The Amendment serves to (i) amend the definition of Consolidated Total Debt to exclude the aggregate principal amount of Consumer Notes outstanding at any time that S&P does not classify the Consumer Notes as financial leverage of The Hartford or a Subsidiary, (ii) prohibit the aggregate principal amount of Consumer Notes outstanding from exceeding $3,000,000,000 (the "Principal Limitation") in the first year following the Amendment and permit the amount of such Principal Limitation to increase by $1,000,000,000 on each anniversary of the Amendment until the Principal Limitation reaches $6,000,000,000 and (iii) add a ten Business Day cure period in the event that the Company fails to pay any principal or interest due on Consumer Notes that have a principal amount in excess of $100,000,000.

A copy of the Amendment is filed herewith as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
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10.01           First Amendment, dated September 7, 2006, among the Company,
                Hartford Life, Inc., the lenders named therein, and BANK OF
                AMERICA, N.A., as administrative agent for the lenders, to the Five-Year Competitive Advance and Revolving Credit Facility
                Agreement dated as of September 7, 2005, among the Company, Hartford Life, Inc. and a syndicate of financial institutions, including Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Wachovia Bank, N.A., as Documentation Agent




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   HARTFORD LIFE, INC.


Date:  September 11, 2006          By: /s/ Neal S. Wolin
                                      -----------------------------------
                                      Name:  Neal S. Wolin
                                      Title: Executive Vice President and
                                             General Counsel